=================================================================

               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


                         Date of Report
                       November 12, 1999


              PHOENIX RESOURCES TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)

                             NEVADA
         (State or other jurisdiction of incorporation)

000-19708                          84-1034982
(Commission File No.)              (IRS Employer ID)

                    15945 Quality Trail North
                    Scandia, Minnesota 55073
     (Address of principal executive offices and Zip Code)

                         (651) 433-5735
      (Registrant's telephone number, including area code)


=================================================================

ITEM 1.  Change in Control

     On October 27, 1999, the Company issued 9,000,000 shares of common stock in the name of Milton Price, Attorney at Law, as Escrow Agent pending receipt of $300,000 from certain purchasers. The $300,000 is to be paid as follows: $100,000 on December 6, 1999 and $200,000 on or before April 1, 2000. Said shares will be released on a prorated basis as full or partial payments are received, however, in no event will more than 2,000,000 shares be released until payment is made in full. The foregoing shares were issued in contemplation of the execution of a Stock Acquisition Agreement which was subsequently executed on October 29, 1999 by the Company and Ben Traub as agent for the purchasers. The 9,000,000 shares of common stock represents 97.09% of the total issued shares of the Company (9,270,000 shares) after the issuance. Mr. Traub's address is 240 - 11948 207th Street, Maple Ridge, British Columbia, Canada V2X 1X7.

     The name of each beneficial owner, his address, the amount and nature of beneficial ownership, and the percentage of shares of common stock owned after the issuance of said 9,000,000 shares is set forth below:
                                             Percent of
Name                          Shares         Ownership

Wealthy Investor Network Inc  7,290,000      78.64%
240-11948 207th Street
Maple Ridge, BC
Canada  V2X 1X7

Norma Jean Bone                 250,000       2.70%
7448 14th Avenue
Burnaby, BC
Canada  V3N 1Z9

Judy Traub                      250,000       2.70%
1900 Alder Road
Quesnel, BC
Canada V2J 3T3

Sean Traub                      100,000       1.08%
1900 Alder Road
Quesnel, BC
Canada V2J 3T3

Darren Traub                    100,000       1.08%
1900 Alder Road
Quesnel, BC/
Canada V2J 3T3

Cliff Traub                     100,000       1.08%
1900 Alder Road
Quesnel, BC
Canada V2J 3T3

Pritpaul Singh Sidhu            100,000       1.08%
6861 128th Street
Surrey, BC
V3W-4E1

Vercelli Holdings, S.A          400,000       4.31%
PO Box 61
Churchill Building
Front Street
Grand Turk
Turks & Caicos Islands

Raven Capital Corp.             200,000       2.16%
101 East Hill Place
Market St. North
PO Box N-10850
Nassau, Bahamas

Robert Seitz                     25,000       0.27%
3859 Toronto St.
Pt. Coquitlam
Canada  V3B 7J6

Judee Fayle                      25,000       0.27%
11224 River Road
Surrey, BC
Canada  V3V 2V5

Brian Bisset                      5,000       0.05%
400-601 W. Broadway
Vancouver, BC
Canada  V5Z 4C2

Ron Willoughby                  150,000       1.62%
28   4649 Hubalta Rd. S.E.
Calgary, AB
Canada  T2B 2P4

Lea Rawlings                      5,000       0.05%
215   4940  Fraser St.
Vancouver, BC
Canada  V5W 4B6

     Total                    9,000,000      97.09%

     The entire board of directors of the Company resigned and a new board of directors was appointed to replace the same. The foregoing resignations were conditions to the terms of the Stock
Acquisition Agreement.


ITEM 5.  Other Events.

     On October 30, 1999, the existing board of directors, consisting of William C. Nichols, Paula Nichols and Robert Eckman resigned and Ben Traub, Robert Seitz, and Judee Fayle were appointed to replace them. The foregoing resignations were not as a result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.


ITEM 7.  Financial Statements and Exhibits

     99.1 Stock Acquisition Agreement

                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 12th day of November, 1999.

                         PHOENIX RESOURCES TECHNOLOGIES, INC.



                         BY:  /s/ Ben Traub
                              Ben Traub, President



                         BY:  /s/ Judee Fayle
                              Judee Fayle, Chief Financial
                              Officer